Exhibit 10.1

EXECUTION VERSION

BORROWER ASSUMPTION AGREEMENT AND JOINDER

BORROWER ASSUMPTION AGREEMENT AND JOINDER, dated as of May 9, 2017 (this “Agreement”), made by Uniti Group Inc. (f/k/a Communications Sales & Leasing, Inc.), a Maryland corporation (the “Initial Borrower”), Uniti Group LP, a Delaware limited partnership (the “Assumed Borrower”), Uniti Group Finance Inc., a Delaware corporation ( “FinCo”), and acknowledged by Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Initial Borrower, the other Borrower from time to time party thereto, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of April 24, 2015 (as amended by Amendment No. 1 to the Credit Agreement (“Amendment No. 1”) dated as of October 21, 2016, Amendment No. 2 to the Credit Agreement (“Amendment No. 2”) dated as of February 9, 2017 and Amendment No.3 to the Credit Agreement (“Amendment No. 3”) dated as of April 28, 2017, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Initial Borrower, the other Borrower from time to time party thereto, the other Grantors and the Collateral Agent have entered into that certain Security Agreement dated as of April 24, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, Bank of America, N.A., as Credit Facility Agent, and Wells Fargo Bank, National Association, as Initial Other Authorized Representative, have entered into that certain First Lien/First Lien Intercreditor Agreement, dated as of April 24, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, Parent completed a restructuring transaction pursuant to which (x) Talk America Services, LLC, a Delaware limited liability company (“Talk America”), was transferred within the Parent group so that Talk America is owned directly by the Initial Borrower, (y) the Initial Borrower formed the Assumed Borrower and Uniti Group LP LLC, a limited liability company organized under the laws of Delaware (“New LLC”) to hold the initial limited partnership interest in the Assumed Borrower and (z) the Initial Borrower contributed all of its assets (other than its Equity Interests in New LLC and Talk America) to the Assumed Borrower (the “Restructuring”);

WHEREAS, FinCo is corporate co-issuer of the Notes.

WHEREAS, pursuant to the terms of the Credit Agreement, in connection with the Restructuring, Initial Borrower shall cease to be a Borrower (but remain a Guarantor on an unsecured basis), the Assumed Borrower shall assume the Initial Borrower’s rights and obligations as the “Parent” and a “Borrower” under the Credit Agreement, and FinCo shall become a “Borrower” under the Credit Agreement (the “Restructuring Amendments”);

WHEREAS, pursuant to Section 6 of Amendment No. 1, the Initial Borrower desires to assign to the Assumed Borrower, and the Assumed Borrower desires to accept and assume, all of the rights, obligations and liabilities of the Initial Borrower under the Credit Agreement;

WHEREAS, pursuant to Section 6 of Amendment No. 1, the Initial Borrower desires to remain party to the Credit Agreement as a Guarantor on an unsecured basis; and

WHEREAS, pursuant to Section 6 of Amendment No. 1, FinCo desires to join the Loan Documents with the same force and effect as if it had been a Borrower and Guarantor (other than with respect to its own obligations) as of the original Closing Date.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, terms defined in Amendment No. 1, the Credit Agreement or Security Agreement and used herein shall have the meanings given to them in Amendment No. 1, the Credit Agreement or Security Agreement, as applicable.

2.             Credit Agreement.

(a)           Upon the Restructuring Effective Date, without further act or deed, (a) the Initial Borrower hereby assigns to the Assumed Borrower, and the Assumed Borrower hereby assumes, all obligations and liabilities (including the Obligations) and all rights of the Initial Borrower as “Borrower”, a “Guarantor” and “Parent” under the Credit Agreement and under the other Loan Documents, (b) the Assumed Borrower shall hereby become a party to the Credit Agreement as a “Borrower”, a “Guarantor” and “Parent” with the same force and effect as if originally named therein as a Borrower and Parent and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities (including the Obligations) and rights of the Initial Borrower in such capacities, (c) the Assumed Borrower shall hereby be bound by the covenants, representations, warranties and agreements contained in the Credit Agreement and each other Loan Document to which it is a party and which are binding upon, and to be observed or performed by, the Initial Borrower, a “Borrower”, “Guarantor” or “Parent” under the Credit Agreement and the other Loan Documents to which it is a party , (d) the Assumed Borrower hereby ratifies and confirms the validity of, and all of its obligations and liabilities (including, without limitation, the Obligations) under, the Credit Agreement and such other Loan Documents to which it is a party, (e) each reference to the “Borrower” in the Credit Agreement and any other Loan Document shall hereby be deemed to include the Assumed Borrower, and each reference to the “Parent” in the Credit Agreement and in any other Loan Document shall hereby be deemed to refer to the Assumed Borrower and (f) the Initial Borrower shall hereby be released from its obligations under (i) the Credit Agreement or any other Loan Document, in each case, solely in its capacity as a Borrower or Parent, and not in any other capacity (including as a Guarantor) and (ii) the Security Agreement in all capacities (clauses (a) through (f), the “Assumption”). It is understood and agreed that the Initial Borrower shall remain an unsecured guarantor of the Obligations.  The Assumed Borrower hereby represents and warrants that (A) after giving effect to this Agreement, each of the representations and warranties contained in Article 5 of the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof; provided that, to the extent any such representation or warranty is qualified by materiality, material adverse effect or similar language, such representation shall be true and correct in all respects and (B) all conditions to the occurrence of the Restructuring Effective Date set forth in Section 6 of Amendment No. 1 have been satisfied.

3.             Joinder to Credit Agreement. By executing and delivering this Agreement, after giving effect to the assumption described in Section 2 of this Agreement, FinCo (the “Additional Borrower”), as provided in Amendment No. 1, hereby becomes party to the Credit Agreement and Loan Documents as a Borrower and Guarantor thereunder with the same force and effect as if originally named therein as a Borrower and Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Borrower and Guarantor thereunder and agrees to be bound by all covenants, waivers, agreements and obligations of a Borrower and Guarantor pursuant to the

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Credit Agreement and any other Loan Document.  Upon execution and delivery of this Joinder Agreement by the Additional Borrower, each reference to the “Borrowers”, “Guarantors” or the “Loan Parties” in the Credit Agreement and in all other Loan Documents shall, from and as of the date hereof, be deemed to include the Additional Borrower.  The Additional Borrower hereby represents and warrants as to itself that each of the representations and warranties contained in Article 5 of the Credit Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date (after giving effect to this Agreement); provided that, to the extent any such representation or warranty is qualified by materiality, material adverse effect or similar language, such representation shall be true and correct in all respects.

4.             Joinder to Security Agreement.

Each of the Assumed Borrower and FinCo has concurrently with the execution hereof executed and delivered to the Administrative Agent and Collateral Agent a supplement to the Security Agreement, and has or will take such other actions described in Section 6.11 of the Credit Agreement.

5.             Reaffirmation of Guaranty. The Initial Borrower confirms and reaffirms (i) that all obligations of the Initial Borrower as a Guarantor under the Loan Documents to which the Initial Borrower is a party shall continue to apply to the Credit Agreement and the other Loan Documents on an unsecured basis, (ii) its unsecured guaranty, on a joint and several basis with the other Guarantors, of the Obligations and (iii) such unsecured Guarantees shall continue to be in full force and effect and shall continue to inure to the benefit of the Lenders and the other Secured Parties.

6.             Effectiveness. This Agreement shall become effective on the date that:

(a)           counterparts of this Agreement signed on behalf of the Initial Borrower, the Assumed Borrower and FinCo; and

(b)           the conditions set forth in clauses (b)-(k) of Section 6 of Amendment No. 1 have been satisfied.

7.             Amendment to Credit Agreement and Loan Documents.  The Credit Agreement and each of the other Loan Documents is hereby deemed to be amended in accordance with Amendment No. 1 and to the extent, but only to the extent, necessary to effect this Agreement.  Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Agreement shall be deemed to be a Loan Document for all purposes of the Credit Agreement. This agreement shall not constitute a novation of the Credit Agreement or the other Loan Documents.

8.             Governing Law, Waiver of Jury Trial, etc.  The provisions of the Credit Agreement regarding applicable law, waiver of jury trial, jurisdiction and consent to service of process set forth in Sections 10.15 and 10.16 are incorporated herein mutatis mutandis.

9.             Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include

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electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

10.          Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.          Post-Closing.  Promptly upon the effective assignment of the trademark Collateral listed on Schedule 1 hereto from Uniti Group Inc. to Uniti Group LP, Uniti Group LP shall execute and deliver an Intellectual Property Security Agreement with respect to such trademark Collateral to the Collateral Agent.  Uniti Group LP shall also file and record appropriate assignment documents or instruments with the United States Patent and Trademark Office to update the record title of such assigned trademark Collateral.

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IN WITNESS WHEREOF the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

UNITI GROUP INC., as the Initial Borrower

By:	/s/ Daniel L. Heard
Name: Daniel L. Heard
Title: Executive Vice President - General Counsel and Secretary

UNITI GROUP LP, as the Assumed Borrower

By: Uniti Group Inc., its general partner

By:	/s/ Daniel L. Heard
Name: Daniel L. Heard
Title: Executive Vice President - General Counsel and Secretary

UNITI GROUP FINANCE INC., as FinCo

By:	/s/ Daniel L. Heard
Name: Daniel L. Heard
Title: Executive Vice President - General Counsel and Secretary

[Signature Page to Borrower Assumption Agreement and Joinder]

Acknowledged by:

BANK OF AMERICA, N.A.

as Administrative Agent and Collateral Agent

By:	/s/ Tiffany Shin
Name: Tiffany Shin
Title: Vice President

[Signature Page to Borrower Assumption Agreement and Joinder]

Schedule 1

Trademark Collateral

Grantor(1)	Trademark or Service Mark Application	Date Filed	Application No. and Jurisdiction
Uniti Group Inc.	[logo]	December 18, 2015	86854156 (United States) (Pending ITU)
Uniti Group Inc.	UNITI	December 18, 2015	86854197 (United States) (Pending ITU)
Uniti Group Inc.	UNITI	September 23, 2015	86766312 (United States) (Pending ITU)
Uniti Group Inc.	UNITI	July 20, 2015	86698527 (United States) (Pending ITU)
Uniti Group Inc.	CS&L	December 19, 2014	86486681 (United States) (Reg. No. 5050441)

(1)  To be assigned to Uniti Group LP on or after the date hereof.